UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
August 7, 2013 (August 7, 2013)
Date of Report (date of earliest event reported)
_______________________
TRANSCEPT PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1003 W. Cutting Blvd., Suite #110
Point Richmond, California 94804
(Address of principal executive offices)
(510) 215-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 7, 2013, Transcept Pharmaceuticals, Inc. (the "Company") issued a press release relating to its financial results for the three and six months ended June 30, 2013 and certain other information. The full text of the press release is furnished herewith as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.
Spokespersons of the Company plan to present the information in the presentation slide attached hereto as Exhibit 99.2 at various investor and analyst meetings scheduled during the week beginning August 5, 2013.
The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the slide is summary information that is intended to be considered in the context of more complete information included in the Company's filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.
The information in these Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
The following Exhibits are filed as part of this Current Report on Form 8-K.

(d)	Exhibits

Exhibit Number	Description

99.1	Transcept Pharmaceuticals, Inc. Press Release Announcing Second Quarter 2013 Financial Results dated August 7, 2013.

99.2	Company slide dated August 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: August 7, 2013	By:	/s/ Leone D. Patterson
Name: Leone D. Patterson
Title: Vice President, CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcept Pharmaceuticals, Inc. Press Release Announcing Second Quarter 2013 Financial Results dated August 7, 2013.

99.2	Company slide dated August 2013.